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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-1)
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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ALEXANDER'S, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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ALEXANDER'S, INC.

Notice of
Annual Meeting
of Stockholders

and

Proxy Statement

2 0 1 1

This Proxy Statement is printed on recycled paper and is recyclable.

ALEXANDER'S, INC.
210 Route 4 East
Paramus, New Jersey 07652

Notice of Annual Meeting of Stockholders
to Be Held May 26, 2011

To our Stockholders:

        The 2011 Annual Meeting of Stockholders of Alexander's, Inc., a Delaware corporation (the "Company" or "Alexander's"), will be held at the Saddle Brook Marriott, Interstate 80 and the Garden State Parkway, Saddle Brook, New Jersey 07663, on Thursday, May 26, 2011, beginning at 10:00 A.M., local time, for the following purposes:

        (1)   To elect two persons to the Board of Directors of the Company. Each person elected will serve for a term of three years and until his respective successor is duly elected and qualified.

        (2)   To consider and vote upon the ratification of the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the current year.

        (3)   To consider and act upon a non-binding, advisory vote on executive compensation.

        (4)   To consider and act upon a non-binding, advisory vote on the frequency of executive compensation advisory votes.

        (5)   To transact such other business as may properly come before the meeting or any adjournment or postponement of the meeting.

        The Board of Directors of the Company has fixed the close of business on March 30, 2011 as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting.

        Please review the accompanying Proxy Statement and proxy card. Whether or not you plan to attend the meeting, your shares should be represented and voted. You may authorize your proxy by the Internet or by touch-tone phone as described on the proxy card. Alternatively, you may wish to sign the proxy card and return it in accordance with the instructions included with the proxy card. You may revoke your proxy by (1) executing and submitting a later-dated proxy card, (2) subsequently authorizing a proxy through the Internet or by telephone, (3) sending a written revocation of proxy to our Secretary at our office at 888 Seventh Avenue, New York, New York 10019, or (4) attending the Annual Meeting and voting in person. To be effective, these later-dated proxy cards, proxies authorized via the Internet or telephone or written revocations of proxies must be received by us by 11:59 P.M., New York City time, on Wednesday, May 25, 2011.

By Order of the Board of Directors,
Alan J. Rice Secretary
April 15, 2011

ALEXANDER'S, INC.
210 Route 4 East
Paramus, New Jersey 07652

PROXY STATEMENT
Annual Meeting of Stockholders
to Be Held May 26, 2011

        The accompanying proxy is being solicited by the Board of Directors (the "Board") of Alexander's, Inc., a Delaware corporation ("we," "us," "our" or the "Company"), for use at the 2011 Annual Meeting of Stockholders of the Company (the "Annual Meeting"). The Annual Meeting will be held on Thursday, May 26, 2011, beginning at 10:00 A.M., local time, at the Saddle Brook Marriott, Interstate 80 and the Garden State Parkway, Saddle Brook, New Jersey 07663. Our principal executive office is located at 210 Route 4 East, Paramus, New Jersey 07652. Our proxy materials, including this Proxy Statement, the Notice of Annual Meeting of Stockholders, the proxy card or voting instruction card and our 2010 annual report, are being distributed and made available on or about April 15, 2011.

        In accordance with rules and regulations adopted by the U.S. Securities and Exchange Commission (the "SEC"), we have elected to provide access to our proxy materials to our stockholders on the Internet. Accordingly, a notice of Internet availability of proxy materials will be mailed on or about April 15, 2011 to our stockholders of record as of the close of business on March 30, 2011. Stockholders will have the ability (1) to access the proxy materials, free of charge, on a website referred to in the notice or (2) request a printed set of the proxy materials be sent to them, by following the instructions in the notice. You will need your 12-digit control number that is included with the notice mailed on April 15, 2011 to vote your shares. If you have not received a copy of this notice, please contact our investor relations department at 201-587-1000 or send an e-mail to ircontact@alx-inc.com. If you wish to receive a hard copy of these materials, you may request them at www.proxyvote.com or by dialing 1-800-579-1639 and following the instructions at that website or phone number.

  How do you vote?

        You may vote in person at the Annual Meeting or you may authorize a proxy over the Internet (at www.proxyvote.com), by telephone (at 1-800-690-6903) or by executing and returning a proxy card. Once you authorize a proxy, you may revoke that proxy by (1) executing and submitting a later-dated proxy card, (2) subsequently authorizing a proxy through the Internet or by telephone, (3) sending a written revocation of proxy to our Secretary at our office at 888 Seventh Avenue, New York, New York 10019, or (4) attending the Annual Meeting and voting in person. Attending the Annual Meeting without submitting a new proxy or voting in person will not automatically revoke your prior authorization of your proxy. To be effective, later-dated proxy cards, proxies authorized via the Internet or telephone or written revocations of proxies must be received by us by 11:59 P.M., New York City time, on Wednesday, May 25, 2011.

        If you hold your common shares in "street name" (that is, through a bank, broker or other nominee), your nominee will not vote your shares unless you provide instructions to your nominee on how to vote your shares. You should instruct your nominee how to vote your shares by following the directions provided by your nominee.

        We will pay the cost of soliciting proxies. We have hired MacKenzie Partners, Inc. to solicit proxies at a fee not to exceed $5,000. In addition to solicitation by mail, by telephone and by e-mail or the Internet, arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy materials to their principals, and we may reimburse them for their expenses in so doing. If you hold shares in "street name" (i.e., through a bank, broker or other nominee), you will receive instructions from your nominee, which you must follow in order to have your proxy authorized or you may contact your nominee directly to request these instructions.

  Who is entitled to vote?

        Only stockholders of record as of the close of business on March 30, 2011 are entitled to notice of, and to vote at, the Annual Meeting. We refer to this date as the "record date." On that date, 5,105,936 common shares, par value $1.00 per share ("Shares"), were outstanding. Holders of Shares as of the record date are entitled to one vote per share on each matter properly presented at the Annual Meeting.

  How do you attend the meeting in person?

        If you would like to attend the Annual Meeting in person, you will need to bring an account statement or other acceptable evidence of ownership of your Shares as of the close of business on the record date. If you hold Shares in street name and wish to vote in person at the Annual Meeting, you will need to contact your bank, broker or other nominee and obtain a proxy from your nominee and bring it to the Annual Meeting.

  How will your votes be counted?

        The holders of a majority of the outstanding Shares as of the close of business on the record date, present in person or by proxy and entitled to vote, will constitute a quorum for the transaction of business at the Annual Meeting. Any proxy, properly executed and submitted, will be voted as directed and, if no direction is given, will be voted as recommended by the Board of Directors in this proxy statement and in discretion of the proxy holder on any other matter that may properly come before the meeting. A broker non-vote and any proxy marked "withhold authority" or an abstention, as applicable, will count for the purposes of determining a quorum, but will have no effect on the result of the vote on the election of directors or the ratification of the appointment of our independent registered public accounting firm, the non-binding advisory vote on executive compensation or on the non-binding advisory vote on the frequency of executive advisory votes.

        The election of each of our nominees for director requires a plurality of the votes cast at the annual meeting. The ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm and the approval of the non-binding, advisory vote on executive compensation each require a majority of the votes cast in such matters at the annual meeting. The recommendation by a non-binding, advisory vote on the frequency of the advisory vote on executive compensation receiving a majority of all the votes cast (every one, two or three years) will be considered the frequency recommended by the shareholders. In the event that no option receives a majority of the votes cast, we will consider the option that receives the most votes to be the option selected by the shareholders.

        It is the Company's understanding that Interstate Properties ("Interstate"), a New Jersey general partnership (an owner of shopping centers and an investor in securities and partnerships), Interstate's general partners, and Vornado Realty Trust ("Vornado"), who, as of March 30, 2011, own, in the

aggregate, approximately 60% of the outstanding Shares, will vote (1) for the approval of the election of the nominees listed in this proxy statement for directors, (2) for the ratification of the appointment of the Company's independent registered public accounting firm and, therefore, it is likely that these matters will be approved, (3) for the advisory resolution on executive compensation and (4) for the frequency of every three years for advisory votes on executive compensation.

PROPOSAL 1: ELECTION OF DIRECTORS

        Our Board currently has eight members. Our Bylaws provide that our directors are divided into three classes, as nearly equal in number as reasonably possible, as determined by the Board. One class of directors is elected at each Annual Meeting to hold office for a term of three years (until the applicable Annual Meeting of Stockholders in that third year) and until their respective successors have been duly elected and qualified.

        Unless otherwise directed in the proxy, each of the persons named in the attached proxy will vote such proxy for the election of the three nominees listed below as Class II directors. If any nominee at the time of election is unavailable to serve, it is intended that each of the persons named in the proxy will vote for an alternative nominee who will be nominated by the Board. Alternatively, the Board may reduce the size of the Board and the number of nominees. Proxies may be voted only for the nominees named or such alternates. We do not currently anticipate that any nominee for directors will be unable to serve as a director.

        The Board of Directors recommends that stockholders vote "FOR" approval of the election of the nominees listed below to serve as Class II directors until 2014 and until their respective successors have been duly elected and qualified.

        Under the Bylaws, the affirmative vote of a plurality of votes present in person or represented by proxy at the Annual Meeting and entitled to vote for the election of directors, if a quorum is present, is sufficient to elect a director. Proxies marked "withhold authority" will be counted for the purpose of determining the presence of a quorum but will have no effect on the result of the vote. A broker non-vote will have no effect on the result of the vote.

        The following table sets forth the nominees (all of whom are presently members of the Board) and other present members of the Board who will continue on the Board following the Annual Meeting, together with a brief biography for each such person and the year in which the person became a director of the Company.

Name	Age	Principal Occupation and, if Applicable, Present Position with the Company	Year Term Will Expire	Year First Appointed or Elected as Director
Nominees for Election to Serve as Directors until the Annual Meeting in 2014 (CLASS II)
Steven Roth	69	Chief Executive Officer of the Company since March 1995; Chairman of the Board of Directors of the Company since May 2004; Chairman of the Board of Vornado since 1989, its Chief Executive Officer from 1989 to 2009 and a trustee of Vornado since 1979; Managing General Partner of Interstate; a director of J. C. Penney Company, Inc. (a retailer) and a director of Toys "R" Us, Inc. (a retailer) from 2005 to 2011	2014	1989
Neil Underberg	82	Partner in the law firm of Winston & Strawn LLP since September 2000; a member of the law firm of Whitman Breed Abbott & Morgan from December 1987 to September 2000	2014	1980
Russell B. Wight, Jr.	71	A general partner of Interstate since 1968; a trustee of Vornado since 1979	2014	1995
Present Directors Elected to Serve as Directors until the Annual Meeting in 2012 (CLASS III)
David Mandelbaum	75	A member of the law firm of Mandelbaum & Mandelbaum, P.C. since 1967; a general partner of Interstate since 1968; a trustee of Vornado since 1979	2012	1995
Arthur I. Sonnenblick	79	Senior Managing Director of Cushman & Wakefield Sonnenblick Goldman (a real estate firm) or a predecessor company since January 1996	2012	1984
Dr. Richard R. West	73	Dean Emeritus, Leonard N. Stern School of Business, New York University; Professor from September 1984 until September 1995 and Dean from September 1984 until August 1993; prior thereto, Dean of the Amos Tuck School of Business Administration at Dartmouth College; a trustee of Vornado since 1982; a director of a number of investment companies managed by BlackRock Advisors (an asset management firm)	2012	1984

Name	Age	Principal Occupation and, if Applicable, Present Position with the Company	Year Term Will Expire	Year First Appointed or Elected as Director
Present Directors Elected to Serve as Directors until the Annual Meeting in 2013 (CLASS I)
Michael D. Fascitelli	54	President of the Company since August 2000; Chief Executive Officer of Vornado since May 2009 and its President and a trustee since December 1996; Partner at Goldman, Sachs & Co. (an investment banking firm) in charge of its real estate practice from December 1992 to December 1996 and a vice president prior thereto; a director of Toys "R" Us, Inc. (a retailer); member of the Board of Trustees of GMH Communities Trust (a real estate investment trust) from August, 2005 to June, 2008	2013	1996
Thomas R. DiBenedetto	61	President of Boston International Group, Inc. (an investment management firm) since 1983; President of Junction Investors Ltd. (an investment management firm) since 1991; Chairman of the Board of Jefferson Watermann International (a business intelligence firm) since 1997; Managing Director of Olympic Partners (a real estate investment firm) since 1984	2013	1984

        We are not aware of any family relationships among any directors or executive officers of the Company or persons nominated or chosen by the Company to become directors or executive officers.

        For information about other relationships among directors or our executive officers, please see "Certain Relationships and Related Transactions" below.

Corporate Governance

        Our Shares are listed for trading with The New York Stock Exchange, Inc. (the "NYSE") and we are subject to the NYSE's Corporate Governance Standards. However, because more than 51% of our Shares are owned by a "group" consisting of Interstate and Vornado, as well as Interstate's general partners, the Company is a "controlled" company and therefore, is exempt from some of the NYSE Corporate Governance Standards. In the Company's case, this means, among other things, that we are not required to have a nominating committee nor, even though our Compensation Committee and Board meets these requirements, a fully independent Compensation Committee or a majority of directors be independent under the NYSE rules.

        The Board has determined that Messrs. DiBenedetto, Mandelbaum, Sonnenblick, Underberg, Wight and Dr. West are independent for the purposes of the NYSE Corporate Governance Standards. Accordingly, six out of our eight existing and proposed directors are independent. The Board reached this conclusion after considering all applicable relationships between or among such directors and the Company or management of the Company. These relationships are described in the section of this Proxy Statement entitled "Certain Relationships and Related Transactions." The Board further determined that such directors meet all of the "bright-line" requirements of the NYSE Corporate Governance Standards as well as the categorical standards adopted by the Board in our Corporate Governance Guidelines.

        As part of its commitment to good corporate governance, the Board of Directors has adopted the following committee charters and policies:

  •
  Audit Committee Charter

  •
  Compensation Committee Charter

  •
  Corporate Governance Guidelines (Attached as Annex A)

  •
  Code of Business Conduct and Ethics

        We have made available on our website (www.alx-inc.com) copies of these charters, guidelines and policies. We will post any future changes to these charters, guidelines or policies to our website and may not otherwise publicly file such changes. Our regular filings with the SEC and our directors' and executive officers' filings under Section 16(a) of the Securities Exchange Act of 1934, as amended, are also available on our website. In addition, copies of these charters, guidelines and policies are available free of charge from the Company upon written request. Requests should be sent to our investor relations department at our principal executive office.

        The Code of Business Conduct and Ethics applies to all of our directors, executives and other employees.

Committees of the Board of Directors

        The Board has an Executive Committee, an Audit Committee and a Compensation Committee. The Board does not have a Nominating Committee.

        The Board held five meetings during 2010. Each director attended at least 75% of the meetings of the Board and all committees on which he served during 2010.

        In addition to full meetings of the Board, non-management, independent directors met four times in sessions without members of management present. During these meetings, the independent directors selected their own presiding member.

  Executive Committee

        The Executive Committee possesses and may exercise all the authority and powers of the Board in the management of the business and affairs of the Company, except those reserved to the Board by the Delaware General Corporation Law. The Executive Committee consists of four members, Messrs. Roth, Fascitelli, Wight and Dr. West. Mr. Roth is the Chairman of the Executive Committee. The Executive Committee did not meet in 2010.

  Audit Committee

        The Audit Committee, which held five meetings during 2010, consists of three members, Messrs. DiBenedetto, Sonnenblick and Dr. West. The Board has determined that these three directors are independent for the purposes of the NYSE Corporate Governance Standards, that they meet the additional requirements of independence for serving on the Audit Committee in accordance with the rules and regulations promulgated by the SEC and that they meet the financial literacy standards of the NYSE. Dr. West is the Chairman of the Audit Committee.

        In addition, at all times at least one member of the Audit Committee has met the NYSE standards for financial management expertise. The Board has determined that Dr. West is qualified to serve as an "audit committee financial expert," as defined by SEC Regulation S-K, and thus has at least one such individual serving on its Audit Committee. The Board reached this conclusion based on his relevant experience, as described above under "Proposal 1: Election of Directors."

        The Audit Committee's purposes are to: (i) assist the Board in its oversight of (a) the integrity of the Company's financial statements, (b) the Company's compliance with legal and regulatory requirements, (c) the independent registered public accounting firm's qualifications and independence, and (d) the performance of the independent registered public accounting firm and the Company's internal audit function; and (ii) prepare an Audit Committee report as required by the SEC for inclusion in the Company's annual proxy statement. The function of the Audit Committee is oversight. The management of the Company is responsible for the preparation, presentation and integrity of our financial statements and for the effectiveness of internal control over financial reporting. Management is responsible for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures that provide for compliance with accounting standards and applicable laws and regulations. The independent registered public accounting firm is responsible for planning and carrying out a proper audit of our annual financial statements prior to the filing of each Annual Report on Form 10-K, reviews of our quarterly financial statements prior to the filing of each Quarterly Report on Form 10-Q and annually auditing the effectiveness of our internal control over financial reporting, and other procedures. The Board has adopted a written Audit Committee Charter.

        Persons interested in contacting our Audit Committee members with regard to accounting, auditing or financial concerns will find information on how to do so on our website (www.alx-inc.com). This means of contact should not be used for solicitations or communications with us of a general nature.

  Compensation Committee

        The Compensation Committee is responsible for establishing the terms of the compensation of executive officers. The Committee consists of two independent members, Dr. West, as Chairman, and Mr. DiBenedetto. There were no Compensation Committee meetings in 2010.

        From time to time, the Compensation Committee consults with one or more executive compensation experts. No compensation consultants were engaged by the Compensation Committee or the Company during 2010.

Selection of Directors

        The Board is responsible for selecting the nominees for election to our Board. The members of the Board may, in their discretion, work or otherwise consult with members of management of the Company in selecting nominees. The Board evaluates nominees, including stockholder nominees (see "Advance Notice for Stockholder Nominations and Stockholder Proposals"), by considering, among others, the criteria set out in the Company's Corporate Governance Guidelines. Our Board believes that our current leadership structure is appropriate.

  Criteria and Diversity

        In considering whether to recommend any candidate for election or re-election as a director, including candidates recommended by stockholders, the Board will apply the criteria set forth in our Corporate Governance Guidelines and considers criteria including:

  •
  personal abilities and skills;

  •
  personal qualities and characteristics, accomplishments and reputation in the business community;

  •
  current knowledge and understanding of our industry, other industries relevant to our business and the communities in which we do business;

  •
  ability and willingness to commit adequate time to Board and committee matters;

  •
  the fit of the individual's skills with those of other directors in building a Board that is effective and responsive to the needs of the Company; and

  •
  diversity of viewpoints, experience and other demographics.

        Accordingly, in consideration with many other factors, the Board selects nominees with a broad diversity of abilities, experience, professions, skills and backgrounds. The Board does not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all prospective nominees. The Company believes that the backgrounds and qualifications of members of our Board of Directors, considered as a group, should provide a significant composite mix of experience, knowledge and abilities that will allow the Board to fulfill its responsibilities. Nominees are not discriminated against on the basis of race, religion, national origin, sexual orientation, disability or any other basis proscribed by law.

        We believe our current nominees for the Board of Directors and the other members of our Board collectively have the abilities, skills and experience to create a board that is well-suited to oversee the management of our Company. Each member has the integrity, business judgment and commitment to our Board and our shareholders that comprise essential characteristics for a director of Alexander's. Our directors also bring to the Board highly developed skills in diverse areas such as finance and investing, accounting, law and the operation of real estate companies and are recognized leaders in their respective fields. In addition, members of the Board have diverse views and experiences that strengthen their ability to guide our Company. In addition, all of our directors have extensive experience serving on the boards, and/or being at the most senior management level, of other public or private organizations. More specifically, each of our directors has extensive experience in the real estate industry generally, and with Alexander's specifically, and is skilled in the investment in and operation of real estate or real estate companies. Dr. West brings extensive experience in financial and accounting oversight. Mr. DiBenedetto and Sonnenblick each has experience leading other companies and, as a leading real estate broker, Mr. Sonnenblick has extensive real estate experience. Dr. West has had a lengthy career in academia and as a leader of prominent business schools. Messrs. Mandelbaum and Underberg each has lengthy law firm and real estate experience. Our Board greatly benefits from this robust and diverse set of abilities, skills and experience. For more detail concerning the experience of the members of our Board of Directors, please refer to the biographies of the members that are set forth above.

Leadership Structure

        Currently, our Chairman of the Board, Steven Roth, also serves as our Chief Executive Officer. While our Board has determined that a majority of its members are independent for purposes of the listed company standards under the rules and regulations of the NYSE, we do not have an independent lead director. Our Board has determined that this leadership structure is appropriate in light of the circumstances affecting the Company, including its current activities and business strategy. Accordingly, the Board believes it has the best individual serving both roles.

The Board's Role in Risk Oversight

        While risk management is primarily the responsibility of the Company's senior management team, the Board of Directors is responsible for the overall supervision of the Company's risk management activities. The Board's oversight of the material risks faced by our Company occurs at both the full Board level and at the committee level. The Board's role in the Company's risk oversight process includes regularly receiving reports from members of senior management on areas of material risk to the Company, including operational, financial, legal and regulatory, strategic and reputational risks. The full Board (or the appropriate committee in the case of risks that are under the purview of a particular committee) receives these reports from the appropriate "risk owner" within the organization or in connection with other management-prepared assessments of risk to enable it to understand our risk identification, risk management and risk mitigation strategies. By "risk owner," we mean that person or group of persons who is or are primarily responsible for overseeing a particular risk. As part of its charter, the Audit Committee discusses our policies with respect to risk assessment and risk management and reports to the full Board its conclusions as a partial basis for further discussion by the full Board. This enables the Board and the applicable committees to coordinate the risk oversight role, particularly with respect to risk interrelationships.

Attendance at Annual Meetings of Stockholders

        All of our directors were present at the 2010 Annual Meeting of Stockholders other than Mr. Underberg. We do not have a policy with regard to directors' attendance at Annual Meetings of Stockholders.

*******************************************************************************************

        Persons wishing to contact the independent members of the Board should call (866) 233-4238. A recording of each phone call will be forwarded to one independent member of the Board who sits on the Audit Committee as well as to two members of management who may respond to any such call if a return number is provided. This means of contact should not be used for solicitations or communications with us of a general nature. Information on how to contact us generally is available on our website (www.alx-inc.com).

 PRINCIPAL SECURITY HOLDERS

        The following table sets forth the number of Shares beneficially owned, as of March 30, 2011, by (i) each person who holds more than a 5% interest in the Company, (ii) directors of the Company, (iii) named executive officers of the Company and (iv) the directors and executive officers of the Company as a group.

Name of Beneficial Owner	Address of Beneficial Owner	Number of Shares Beneficially Owned	Percent of All Shares (1)(2)
Named Executive Officers and Directors
Steven Roth(3)(4)	(5)	964,268	18.89%
Michael D. Fascitelli(6)	(5)	—	—
Russell B. Wight, Jr.(3)(7)	(5)	970,768	19.01%
David Mandelbaum(3)	(5)	962,305	18.85%
Joseph Macnow	(5)	4,586	*
Thomas R. DiBenedetto(8)	(5)	2,000	*
Neil Underberg	(5)	982	*
Dr. Richard R. West	(5)	200	*
Arthur I. Sonnenblick	(5)	—	—
All executive officers and directors as a group (nine persons)	(5)	1,395,973	27.34%
Other Beneficial Owners
Vornado Realty Trust(9)	(5)	1,654,068	32.40%
Interstate Properties(3)(9)	(5)	754,568	14.78%
Franklin Mutual Advisers, LLC(10)	51 John F. Kennedy Parkway Short Hills, NJ 07078	543,758	10.65%
Ronald Baron, Baron Capital Group, Inc., BAMCO, Inc., Baron Capital Management, Inc.(11)	767 Fifth Avenue New York, NY 10153	328,205	6.43%

*
Less than 1%.

(1)
Unless otherwise indicated, each person is the direct owner of, and has sole voting power and sole investment power with respect to, such Shares. Numbers and percentages in the table are based on 5,105,936 Shares outstanding as of March 30, 2011.

(2)
The total number of Shares outstanding used in calculating this percentage assumes that all Shares that each person has the right to acquire within 60 days of the record date, pursuant to the exercise of options, are deemed to be outstanding, but are not deemed to be outstanding for the purpose of computing the ownership percentage of any other person. As of the record date, there were no options (or stock appreciation rights) outstanding.

(3)
Interstate, a partnership of which Messrs. Roth, Wight and Mandelbaum are the general partners, owns 754,568 Shares. These Shares are included in the number of Shares and the percentage of all Shares of Interstate, Messrs. Roth, Wight and Mandelbaum. These gentlemen share investment power and voting power with respect to these Shares.

(4)
Includes 100,000 Shares held in a grantor trust over which Mr. Roth holds sole voting power and sole investment power.

(5)
The address of such person(s) is c/o Alexander's, Inc., 210 Route 4 East, Paramus, New Jersey, 07652.

(6)
Does not include 36 Shares held by Mr. Fascitelli's children.

(7)
Includes 6,200 Shares owned by the Wight Foundation, over which Mr. Wight holds sole voting power and sole investment power. Does not include 2,000 Shares owned by Mr. Wight's children or 500 Shares owned by Mr. Wight's spouse. Mr. Wight disclaims any beneficial interest in these Shares.

(8)
Includes 2,000 Shares held by the T.R. DiBenedetto Foundation, over which Mr. DiBenedetto holds sole voting and investment power but as to which Mr. DiBenedetto disclaims beneficial ownership.

(9)
Interstate owns approximately 3% of the common shares of beneficial interest of Vornado. Interstate and its three general partners (Messrs. Roth, Mandelbaum and Wight, who are all directors of the Company and trustees of Vornado) own, in the aggregate, approximately 7% of the common shares of beneficial interest of Vornado. Interstate, its three general partners and Vornado own, in the aggregate, approximately 60% of the outstanding Shares of the Company. See "Certain Relationships and Related Transactions."

(10)
Based on Amendment No. 10 to a Schedule 13G filed on January 18, 2011, Franklin Mutual Advisers, LLC has the sole power to vote or to direct the vote of, and the sole power to dispose or to direct the disposition of, these Shares.

(11)
Based on Amendment No. 9 to a Schedule 13G filed on February 14, 2011, Ronald Baron owns these Shares individually and in his capacity as a controlling person of Baron Capital Group, Inc., BAMCO, Inc and Baron Capital Management, Inc.

 SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers, and persons who own more than 10% of a registered class of our equity securities, to file with the SEC reports of ownership of, and transactions in, our equity securities. Such directors, executive officers and 10% stockholders are also required to furnish us with copies of all Section 16(a) reports they file.

        Based solely on a review of the Forms 3, 4 and 5, and any amendments thereto, furnished to us, and on written representations from certain reporting persons, we believe there were no late filings under Section 16(a) by our directors, executive officers and 10% stockholders during 2010.

 COMPENSATION DISCUSSION AND ANALYSIS

        The Compensation Committee is responsible for decisions concerning the performance and compensation of our executive officers and administering our equity-based plans.

Overview of Compensation Philosophy and Program

        We are managed by, and our properties are leased and developed by, Vornado, pursuant to agreements which expire in March of each year, and are automatically renewable. We do not pay cash compensation to any of Vornado's employees for services rendered. In lieu of cash compensation and to align their interests with those of our stockholders, our Board has historically determined to compensate Vornado officers for their services as our officers only with equity-based compensation. As of the date of this Proxy Statement, there are no equity-based awards outstanding under our Omnibus Stock Plan.

  Cash Compensation

        None of our current executive officers receives a salary or bonus.

  Equity Compensation

        We adopted our current Omnibus Stock Plan (the "Plan") in 1996 with the approval of our stockholders. Under the Plan, the Compensation Committee has the authority to grant to members of our management or Board options, restricted shares or units, stock appreciation rights ("SARs") and other equity-based compensation. No equity-based compensation awards were granted to our executive officers in 2010. As of today's date, there are no outstanding awards under the Plan.

        To the extent that grants of equity-based compensation are made, grants will be effective as of on the date of approval by our Compensation Committee at the average of the high and low price of the Company's common stock on the New York Stock Exchange on that date. The Company accounts for stock-based compensation in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 — Stock Compensation."

  Role of Compensation Consultants

        From time to time, we and the Compensation Committee consult with one or more executive compensation experts, and consider the compensation levels of other companies in our industry and other industries that compete for the same talent. Our compensation consultants did not participate in current year compensation decisions.

  Employment Agreements, Change of Control and Severance Arrangements

        There are no employment contracts or severance or change of control arrangements with any of our officers. In addition, as there were no equity-based compensation awards outstanding at the end of 2010, there would have been no acceleration of vesting on any change of control.

  Stock Ownership Guidelines

        As our senior executives generally have significant direct or indirect personal stakes in our equity, we have not established any policy regarding security ownership by management. In accordance with Federal securities law, we prohibit short sales by our officers of our equity securities.

  Tax Deductibility of Compensation

        Section 162(m) of the Internal Revenue Code, as amended ("Section 162(m)") provides that, in general, publicly traded companies may not deduct, in any taxable year, compensation in excess of $1,000,000 paid to such companies' chief executive officer and other most highly-compensated executive officers as of the end of any fiscal year which is not "performance based," as defined in Section 162(m). We and the Compensation Committee believe that it is in the best interests of the Company and its stockholders to comply with the limitations of Section 162(m) to the extent practicable and consistent with retaining, attracting and motivating the Company's executive officers. However, to maintain flexibility in compensating executive officers in a manner designed to promote the goals of the Company and its stockholders, we have not adopted a policy that all executive compensation must be deductible. The limitations of Section 162(m) did not apply to the compensation we paid in recent years.

 COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

        The Compensation Committee of the Board of Directors of Alexander's, Inc. (the "Company") has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K of the Securities and Exchange Commission with management and, based on such review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Proxy Statement.

The Compensation Committee of the Board of Directors:
DR. RICHARD R. WEST THOMAS R. DIBENEDETTO

 EXECUTIVE COMPENSATION

        Except for fees received in their capacity as directors of the Company, the Company's Chief Executive Officer, President and Chief Financial Officer (such persons being all of the Company's executive officers) have not received compensation from, or on behalf of, the Company for services rendered as part of their duties as executives in 2010, 2009 and 2008. As of December 31, 2010 and as of the date of this Proxy Statement, we have three executive officers: (1) Steven Roth, Chief Executive Officer; (2) Michael D. Fascitelli, President; and (3) Joseph Macnow, Executive Vice President and Chief Financial Officer.

        The following table sets forth the compensation earned by the Company's Principal Executive Officer, President and Principal Financial Officer for 2010, 2009 and 2008 (the "Covered Executives").

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	SAR Awards ($)	All Other Compensation($)(1)	Total ($)
Steven Roth	2010	—	—	32,500	32,500
Chairman and Chief Executive Officer	2009	—	—	32,500	32,500
(Principal Executive Officer)	2008	—	—	32,000	32,000
Michael D. Fascitelli	2010	—	—	32,500	32,500
President	2009	—	—	32,500	32,500
	2008	—	—	32,000	32,000
Joseph Macnow	2010	—	—	—	—
Executive Vice President and	2009	—	—	—	—
Chief Financial Officer	2008	—	—	—	—
(Principal Financial Officer)

(1)
Amounts in this column reflect the annual retainers and meeting fees paid to an executive for service as a member of the Company's Board of Directors.

Grants of Plan-Based Awards in 2010

        No grants of plan-based awards were made to the Covered Executives made in 2010.

Outstanding Equity Awards at 2010 Year-End

        As December 31, 2010 and as of the date of this Proxy Statement, there are no outstanding equity-based awards.

Aggregated SAR and Option Exercises in 2010

        There were no exercises of SARs or stock options in 2010 by the Covered Executives.

Compensation and Risk

        The Compensation Committee is of the opinion that our executive compensation program is not reasonably likely to have a material adverse effect on the Company's risk management or create incentives that could lead to excessive or inappropriate risk taking by our employees.

Compensation of Directors

        During 2010, the Company's directors received annual retainers and an additional $500 for each Board or committee meeting attended. Directors receive annual retainers in the following amounts: Messrs. DiBenedetto, Sonnenblick, Underberg and Dr. West — $50,000 each and Messrs. Roth, Fascitelli, Mandelbaum and Wight — $30,000 each. The following table sets forth the compensation for the members of the Company's Board of Director's for 2010.

Name	Fees Earned or Paid in Cash and Total Compensation ($)(1)
Steven Roth	32,500
Michael D. Fascitelli	32,500
Thomas R. DiBenedetto	54,500
David Mandelbaum	32,500
Arthur I. Sonnenblick	55,000
Neil Underberg	51,500
Richard R. West	55,000
Russell B. Wight, Jr.	32,500

(1)
Fees paid to Messrs. Roth and Fascitelli are also reflected in the Summary Compensation Table.

Compensation Committee Interlocks and Insider Participation

        The Company has a Compensation Committee consisting of Dr. West and Mr. DiBenedetto. There are no interlocking relationships involving the Company's Board, which require disclosure under the executive compensation rules of the SEC.

 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

  Review and Approval of Related Person Transactions

        We review all relationships and transactions in which the Company and our significant stockholders, directors and our executive officers or their respective immediate family members are participants to determine whether such persons have a direct or indirect material interest. The Company's legal and financial staff are primarily responsible for the development and implementation of processes and controls to obtain information from our significant stockholders, directors and our executive officers with respect to related-person transactions and for then determining, based on the facts and circumstances, whether the Company or a related person has a direct or indirect material interest in the transaction. As required under SEC rules, transactions that are determined to be directly or indirectly material to the Company or a related person are disclosed in our proxy statement. In addition, our Audit Committee reviews and approves or ratifies any related-person transaction that is required to be disclosed. The Committee, in the course of its review of a disclosable related-party transaction, considers: (1) the nature of the related person's interest in the transaction; (2) the material terms of the transaction; (3) the importance of the transaction to the related person; (4) the importance of the transaction to the Company; (5) whether the transaction would impair the judgment of a director or executive officer to act in the best interest of the Company; and (6) any other matters the Committee deems appropriate.

  Relationship with Vornado

        Vornado owned approximately 32% of the outstanding Shares of the Company at March 30, 2011. Steven Roth is the Chairman of the Board, Chief Executive Officer and a director of the Company, the Managing General Partner of Interstate and the Chairman of the Board of Vornado. At March 30, 2011, Mr. Roth, Interstate and its two other general partners, David Mandelbaum and Russell B. Wight, Jr. (who are also directors of the Company and trustees of Vornado) owned, in the aggregate, approximately 27% of the outstanding Shares of the Company, and approximately 7% of the outstanding common shares of beneficial interest of Vornado. Michael D. Fascitelli, President and Chief Executive Officer of Vornado, is the President and a director of the Company. Joseph Macnow, the Company's Executive Vice President and Chief Financial Officer, holds the same positions with Vornado.

        We are managed by, and our properties are leased and developed by, Vornado, pursuant to agreements described below, which expire in March of each year and are automatically renewable.

  Management and Development Agreements

        We pay Vornado an annual management fee equal to the sum of (i) $3,000,000, (ii) 3% of gross income from the Kings Plaza Regional Shopping Center, (iii) $0.50 per square foot of the tenant-occupied office and retail space at 731 Lexington Avenue and (iv) $248,000, escalating at 3% per annum, for managing the common area of 731 Lexington Avenue.

        In addition, Vornado is entitled to a development fee of 6% of development costs, as defined, with minimum guaranteed fees of $750,000 per annum. As a result of the substantial completion of the Rego Park II construction, we paid Vornado the unpaid balance of the development fee of $13,934,000 in the fourth quarter of 2010.

  Leasing Agreements

        Vornado also provides us with leasing services for a fee of 3% of rent for the first ten years of a lease term, 2% of rent for the eleventh through the twentieth year of a lease term, and 1% of rent for the twenty-first through thirtieth year of a lease term, subject to the payment of rents by tenants. In the event third-party real estate brokers are used, the fees to Vornado increase by 1% and Vornado is responsible for the fees to the third-party real estate brokers. Vornado is also entitled to a commission upon the sale of any of our assets equal to 3% of gross proceeds, as defined, for asset sales less than $50,000,000 and 1% of gross proceeds, as defined, for asset sales of $50,000,000 or more. The total of these amounts is payable in annual installments in an amount not to exceed $4,000,000, with interest on the unpaid balance at LIBOR plus 1.0% (1.99% at December 31, 2010).

  Other Agreements

        We have also entered into agreements with Building Maintenance Services, a wholly owned subsidiary of Vornado, to supervise cleaning, engineering and security services at our Lexington Avenue and Kings Plaza properties for an annual fee of the cost for such services plus 6%.

        During the year ended December 31, 2010, the Company incurred $4,267,000 in leasing fees, $727,000 in development fees, $3,000,000 in Company management fees and $4,342,000 in property management and other fees under its agreements with Vornado. At December 31, 2010, we owed Vornado $41,888,000 for leasing fees and $1,897,000 for management, property management and cleaning fees.

  Other Transactions

        In the year ended December 31, 2010, Winston & Strawn LLP, a law firm in which Mr. Underberg, a director, is a partner, performed legal services for us for which it was paid $13,000.

 REPORT OF THE AUDIT COMMITTEE

        The Audit Committee's purposes are to (i) assist the Board of Directors (the "Board of Directors" or the "Board") of Alexander's, Inc. (the "Company") in its oversight of (a) the integrity of the Company's consolidated financial statements, (b) the Company's compliance with legal and regulatory requirements, (c) the independent registered public accounting firm's qualifications and independence, and (d) the performance of the independent registered public accounting firm and the Company's internal audit function; and (ii) prepare an Audit Committee report as required by the Securities and Exchange Commission (the "SEC") for inclusion in the Company's annual Proxy Statement. The function of the Audit Committee is oversight. The Board, in its business judgment, has determined that all members of the Audit Committee are "independent" as required by the applicable listing standards of the New York Stock Exchange (the "NYSE"), as currently in effect, and in accordance with the rules and regulations promulgated by the SEC. The Board has also determined that each member of the Audit Committee is financially literate and has accounting or related financial management expertise, as such qualifications are defined under the rules of the NYSE and that Dr. West is an "audit committee financial expert" within the meaning of the rules of the SEC. The Audit Committee operates pursuant to an Audit Committee Charter.

        Management is responsible for the preparation, presentation and integrity of the Company's financial statements and for the establishment and effectiveness of internal control over financial reporting, and for maintaining appropriate accounting and financial reporting principles and internal controls and procedures that provide for compliance with accounting standards and applicable laws and regulations. The independent registered public accounting firm, Deloitte & Touche LLP, is responsible for planning and carrying out a proper audit of the Company's annual consolidated financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States), expressing an opinion as to the conformity of such consolidated financial statements with accounting principles generally accepted in the United States of America and auditing the effectiveness of our internal control over financial reporting.

        In performing its oversight role, the Audit Committee has reviewed and discussed the audited consolidated financial statements with management and the independent registered public accounting firm. The Audit Committee has also discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 114, The Auditors Communication With Those Charged With Governance (Codifications of Statements on Auditing Standards, AU380 — which supersedes SAS 61). The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by PCAOB Ethics and Independence Rules 3526, Communication with Audit Committees Concerning Independence. The Audit Committee has also discussed with the independent registered public accounting firm its independence. The independent registered public accounting firm has free access to the Audit Committee to discuss any matters it deems appropriate.

        Based on the reports and discussions described in the preceding paragraph, and subject to the limitations on the role and responsibilities of the Audit Committee referred to below and in the Audit Committee Charter in effect during 2010, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2010.

        Members of the Audit Committee rely without independent verification on the information provided to them and on the representations made by management and the independent registered public accounting firm. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not assure that the audit of the Company's consolidated financial statements has been carried out in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States), that the consolidated financial statements are presented in accordance with accounting principles generally accepted in the United States of America or that Deloitte & Touche LLP is in fact "independent" or the effectiveness of the Company's internal controls.

                      DR. RICHARD R. WEST
                      THOMAS R. DI                      BENEDETTO
                      ARTHUR I. SONNENBLICK

 PROPOSAL 2: RATIFICATION OF SELECTION OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        The Audit Committee has selected Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, the "Deloitte Entities") as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2011. This selection is as a result of a process most recently undertaken in 2008 by which the Audit Committee and management solicited and received proposals from and met with and interviewed several other independent registered public accounting firms. The Audit Committee initiated this process after consultation with management because it determined that there were possible benefits to be considered with regard to cost, audit firm independence and obtaining a fresh look at the Company's financial accounting and internal controls processes. This process was not related to the quality of services provided by the Deloitte Entities. After consideration of each of the proposals, the Audit Committee retained the Deloitte Entities as the Company's independent registered public accounting firm and has determined to continue that retention for 2011. As a matter of good corporate governance, the Audit Committee has chosen to submit its selection to stockholders for ratification. In the event that this selection of a registered public accounting firm is not ratified by a majority of the Shares present or represented by proxy at the Annual Meeting, the Audit Committee will review its future selection of a registered public accounting firm but will retain all rights of selection.

        We expect that representatives of Deloitte Entities will be present at the Annual Meeting. They will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

  Audit Fees

        The aggregate fees billed by Deloitte Entities for the years ended December 31, 2010 and 2009 for professional services rendered for the audits of the Company's annual consolidated financial statements included in the Company's Annual Report on Form 10-K, for the reviews of the interim consolidated financial statements included in the Company's Quarterly Reports on Form 10-Q and reviews of other filings or registration statements under the Securities Act of 1933 and Securities Exchange Act of 1934 during those fiscal years were $315,230 and $292,600, respectively.

  Audit-Related Fees

        The aggregate fees billed by Deloitte Entities for the years ended December 31, 2010 and 2009 for professional services rendered that are related to the performance of the audits or reviews of the Company's consolidated financial statements which are not reported above under "Audit Fees" were $237,300 and $226,000, respectively. "Audit-Related Fees" include fees for stand-alone audits of certain subsidiaries.

  Tax Fees

        The aggregate fees billed by Deloitte Entities for the years ended December 31, 2010 and 2009 for professional services rendered for tax compliance, advice and planning were $12,600 and $12,000, respectively. "Tax Fees" include fees for tax consultations regarding return preparation and REIT tax law compliance.

  All Other Fees

        There were no other fees billed by Deloitte Entities for the years ended December 31, 2010 and 2009 for professional services rendered other than those described above.

  Pre-approval Policies and Procedures

        In May 2003, the Audit Committee established the following policies and procedures for approving all professional services rendered by Deloitte Entities. The Audit Committee generally reviews and approves engagement letters for the services described above under "Audit Fees" before the provision of those services commences. For all other services, the Audit Committee has detailed policies and procedures pursuant to which it has pre-approved the use of Deloitte Entities for specific services for which the Audit Committee has set an aggregate quarterly limit of $50,000 on the amount of services that Deloitte Entities can provide to the Company. Any services not specified that exceed the quarterly limit, or would cause the amount of total other services provided by Deloitte Entities to exceed the quarterly limit, must be approved by the Audit Committee Chairman before the provision of such services commences. The Audit Committee also requires management to provide it with regular quarterly reports of the amount of services provided by Deloitte Entities. Since the adoption of such policies and procedures, all such fees were approved by the Audit Committee in accordance therewith.

        The Board of Directors recommends that you vote "FOR" the ratification of the selection of Deloitte & Touche LLP as the Company's independent registered public accounting firm for 2011.

 PROPOSAL 3: ADVISORY VOTE ON EXECUTIVE COMPENSATION

        The Compensation Discussion and Analysis section appearing earlier in this proxy statement describes our executive compensation program and the compensation decisions made by the Compensation Committee in 2010 with respect to our Chief Executive Officer and other officers named in the Summary Compensation Table (who we refer to as the "Named Executive Officers"). The Board of Directors is asking stockholders to cast a non-binding advisory vote on the following resolution:

Advisory Resolution on Executive Compensation

        Resolved:    That the stockholders of Alexander's, Inc. (the "Company") approve, in a non-binding resolution, the compensation of the Company's executive officers named in the Summary Compensation Table, as disclosed in this proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission (which disclosure includes the Compensation Discussion and Analysis, the executive compensation tables and the related footnotes and narrative accompanying the tables).

        Supporting Statement:    We describe our executive compensation program in the Compensation Discussion and Analysis section of this proxy statement. Other than Directors fees, our compensation for Named Executive Officers has historically consisted of grants of equity under the Company's then effective Omnibus Stock Plan. No awards have been made during the years presented in the Summary Compensation Table. The Board believes the historic link between compensation and the achievement of our short- and long-term business goals has helped drive our performance over time. At the same time, we believe our program does not encourage excessive risk-taking by management.

        For these reasons, the Board is asking stockholders to support this proposal. While the advisory vote we are asking you to cast is non-binding, the Compensation Committee and the Board value the views of our stockholders and will take into account the outcome of the vote when considering future compensation decisions for our Named Executive Officers.

        The Board of Directors unanimously recommends a vote "FOR" the advisory resolution on executive compensation.

        The affirmative vote of a majority of all the votes cast on this proposal at the Annual Meeting, assuming a quorum is present, is necessary for approval of this proposal. Abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote, although they will count towards the presence of a quorum. Stockholder approval of this proposal would not be binding upon the Board of Directors.

 PROPOSAL 4: ADVISORY VOTE ON FREQUENCY OF
EXECUTIVE COMPENSATION ADVISORY VOTES

        In Proposal 3, stockholders are being asked to cast a non-binding advisory vote with respect to the compensation of the Company executive officers named in the Summary Compensation Table. In this Proposal 4, the Board of Directors is also asking shareholders to cast a non-binding advisory vote on how frequently such votes with respect to compensation should be held in the future. Shareholders will be able to cast their votes on whether to hold votes with respect to compensation every one, two or three years. Alternatively, you may abstain from casting a vote. This advisory vote is not binding on the Board.

Advisory Resolution on Frequency of Executive Compensation Advisory Votes

        Resolved:    That the stockholders of Alexander's, Inc. recommend, in a non-binding vote, whether a non-binding stockholder vote to approve the compensation of the Company's named executive officers should occur every one, two or three years.

        Board of Trustees Statement:    The Board acknowledges that there are a number of points of view regarding the relative benefits of annual and less frequent say-on-pay votes. Accordingly, the Board intends to hold say-on-pay votes in the future in accordance with the alternative that receives the most stockholder support.

        The affirmative vote of a majority of all the votes cast on this proposal at the Annual Meeting, assuming a quorum is present, will be considered the frequency recommended by stockholders. Abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote, although they will count towards the presence of a quorum. In the event that no option receives a majority of the votes cast, we will consider the option that receives the most votes to be the option selected by the stockholders. Stockholder approval of this proposal would not be binding upon the Board of Directors.

 INCORPORATION BY REFERENCE

        To the extent this Proxy Statement is incorporated by reference into any other filing by the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, each as amended, the sections entitled "Compensation Committee Report on Executive Compensation," and "Report of the Audit Committee" (to the extent permitted by the rules of the SEC) will not be incorporated unless provided otherwise in such filing.

ADDITIONAL MATTERS TO COME BEFORE THE MEETING

        The Board does not intend to present any other matter, nor does it have any information that any other matter will be brought before the Annual Meeting. However, if any other matter properly comes before the Annual Meeting, it is the intention of the individuals named in the attached proxy to vote said proxy in accordance with their discretion on such matters.

PROXY AUTHORIZATION VIA THE INTERNET OR BY TELEPHONE

        We have established procedures whereby shareholders may authorize their proxies via the Internet or by telephone. You may also authorize your proxy by mail. Please see the proxy card accompanying this Proxy Statement for specific instructions on how to authorize your proxy by any of these methods.

        Proxies authorized via the Internet or by telephone must be received by 11:59 P.M., New York City time, on Wednesday, May 25, 2011. Authorizing your proxy via the Internet or by telephone will not affect the right to revoke your proxy should you decide to do so.

        The Internet and telephone proxy authorization procedures are designed to authenticate shareholders' identities and to allow shareholders to give their voting instructions and confirm that shareholders' instructions have been recorded properly. The Company has been advised that the Internet and telephone proxy authorization procedures that have been made available are consistent with the requirements of applicable law. Shareholders authorizing their proxies via the Internet or by telephone should understand that there may be costs associated with voting in these manners, such as charges for Internet access providers and telephone companies that must be borne by the shareholder.

ADVANCE NOTICE FOR STOCKHOLDER NOMINATIONS AND STOCKHOLDER PROPOSALS

        The Bylaws of the Company provide that in order for a stockholder to nominate a candidate for election as a director at an Annual Meeting of Stockholders or propose business for consideration at such meeting, notice must be given to the Secretary of the Company no more than 150 days nor less than 120 days prior to the first anniversary of the preceding year's Annual Meeting. As a result, any notice given by or on behalf of a stockholder pursuant to the provisions of our Bylaws must be delivered to the Secretary of the Company at our office at 888 Seventh Avenue, New York, NY 10019 between December 29, 2011 and January 28, 2012.

        Stockholders interested in presenting a proposal for inclusion in the Proxy Statement for the Company's Annual Meeting of Stockholders in 2012 may do so by following the procedures in Rule 14a-8 under the Securities Exchange Act of 1934. To be eligible for inclusion, stockholder proposals must be received at our office at 888 Seventh Avenue, New York, NY 10019, Attention: Secretary, not later than December 16, 2011.

 STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

        Persons wishing to contact members of the Audit Committee, or otherwise contact independent members of the Board, may do so by calling (866) 233-4238. Messages will be forwarded to a member of the Audit Committee and to members of the Company's senior management. Such messages will be forwarded on a confidential basis unless the contacting person provides a return address in his or her message. This means of contact should not be used for solicitations or communications with the Company of a general nature.

By Order of the Board of Directors,
Alan J. Rice Secretary
April 15, 2011

It is important that proxies be returned promptly. Please authorize your proxy over the Internet, by telephone or by requesting, executing and returning a proxy card.

 ANNEX A

ALEXANDER'S, INC.

CORPORATE GOVERNANCE GUIDELINES

I.    Introduction

        The Board of Directors of Alexander's, Inc. (the "Company"), has developed and adopted a set of corporate governance principles (the "Guidelines") to promote the functioning of the Board and its committees and to set forth a common set of expectations as to how the Board should perform its functions. These Guidelines are in addition to the Company's Certificate of Incorporation and Bylaws, in each case as amended.

II.    Board Composition

        The composition of the Board should balance the following goals:

  •
  The size of the Board should facilitate substantive discussions of the whole Board in which each Director can participate meaningfully; and

  •
  The composition of the Board should encompass a broad range of skills, expertise, industry knowledge, diversity of opinion and contacts relevant to the Company's business.

III.    Selection of Chairman of the Board and Chief Executive Officer

        The Board is free to select its Chairman and the Company's Chief Executive Officer in the manner it considers in the best interests of the Company at any given point in time. These positions may be filled by one individual or by two different individuals.

IV.    Selection of Directors

        Nominations.    The Board is responsible for selecting the nominees for election to the Company's Board of Directors. The members of the Board may, in their discretion, work or otherwise consult with members of management of the Company in selecting nominees.

        Criteria.    The Board should select new nominees for the position of independent Director considering the following criteria:

  •
  Personal qualities and characteristics, accomplishments and reputation in the business community;

  •
  Current knowledge and contacts in the communities in which the Company does business and in the Company's industry or other industries relevant to the Company's business;

  •
  Ability and willingness to commit adequate time to Board and committee matters;

  •
  The fit of the individual's skills and personality with those of other Directors and potential Directors in building a Board that is effective, collegial and responsive to the needs of the Company; and

  •
  Diversity of viewpoints, experience and other demographics.

        Independence Standards.    With regard to Directors who are to be "independent" under the Corporate Governance Rules (the "NYSE Rules") of the New York Stock Exchange, Inc. (the "NYSE"), to

qualify as independent under the NYSE Rules, the Board must affirmatively determine that a Director has no material relationship with the Company and/or its consolidated subsidiaries. The Board has adopted the following categorical standards to assist it in making determinations of independence. For purposes of these standards, references to the "Company" will mean Alexander's, Inc. and its consolidated subsidiaries.

        The following relationships have been determined not to be material relationships that would categorically impair a Director's ability to qualify as independent:

          1.     Payments to and from other organizations.    A Director's or his immediate family member's status as executive officer or employee of an organization that has made payments to the Company, or that has received payments from the Company, not in excess of the greater of:

    (i)
    $1 million; or

    (ii)
    2% of the other organization's consolidated gross revenues for the fiscal year in which the payments were made.

          In the case where an organization has received payments that ultimately represent amounts due to the Company and such amounts are not due in respect of property or services from the Company, these payments will not be considered amounts paid to the Company for purposes of determining (i) and (ii) above so long as the organization does not retain any remuneration based upon such payments.

          2.     Beneficial ownership of the Company's equity securities.    Beneficial ownership by a Director or his immediate family member of not more than 10% of the Company's equity securities. A Director or his immediate family member's position as an equity owner, director, executive officer or similar position with an organization that beneficially owns not more than 10% of the Company's equity securities.

          3.     Common ownership with the Company.    Beneficial ownership by, directly or indirectly, a Director, either individually or with other Directors, of equity interests in an organization in which the Company also has an equity interest.

          4.     Directorships with, or beneficial ownership of, other organizations.    A Director's or his immediate family member's interest in a relationship or transaction where the interest arises from either or both of:

    (i)
    his or his family member's position as a director with an organization doing business with the Company; or

    (ii)
    his or his family member's beneficial ownership in an organization doing business with the Company so long as the level of beneficial ownership in the organization is 25% or less, or less than the Company's beneficial ownership in such organization, whichever is greater.

          5.     Affiliations with charitable organizations.    The affiliation of a Director or his immediate family member with a charitable organization that receives contributions from the Company, or an affiliate of the Company, so long as such contributions do not exceed for a particular fiscal year the greater of:

    (i)
    $1 million; or

    (ii)
    2% of the organization's consolidated gross revenues for that fiscal year.

          6.     Relationships with organizations to which the Company owes money.    A Director's or his immediate family member's status as an executive officer or employee of an organization to which the Company was indebted at the end of the Company's most recent fiscal year so long as that total amount of indebtedness is not in excess of 5% of the Company's total consolidated assets.

          7.     Relationships with organizations that owe money to the Company.    A Director's or his immediate family member's status as an executive officer or employee of an organization which is indebted to the Company at the end of the Company's most recent fiscal year so long as that total amount of indebtedness is not in excess of 15% of the organization's total consolidated assets.

          8.     Personal indebtedness to the Company.    A Director's or his immediate family member's being indebted to the Company at any time since the beginning of the Company's most recently completed fiscal year so long as such amount does not exceed the greater of:

    (i)
    $1 million; or

    (ii)
    2% of the individual's net worth.

          9.     Leasing or retaining space from the Company.    The leasing or retaining of space from the Company by:

    (i)
    a Director;

    (ii)
    a Director's immediate family member; or

    (iii)
    an affiliate of a Director or an affiliate of a Director's immediate family member;

  so long as in each case the rental rate and other lease terms are at market rates and terms in the aggregate at the time the lease is entered into or, in the case of a non-contractual renewal, at the time of the renewal.

          10.   Other relationships that do not involve more than $100,000.    Any other relationship or transaction that is not covered by any of the categorical standards listed above and that do not involve payments of more than $100,000 in the most recently completed fiscal year of the Company.

          11.   Personal relationships with management.    A personal relationship between a Director or a Director's immediate family member with a member of the Company's management.

          12.   Partnership and co-investment relationships between or among Directors.    A partnership or co-investment relationship between or among a Director or a Director's immediate family member and other members of the Company's Board of Directors, including management Directors, so long as the existence of the relationship has been previously disclosed in the Company's reports and/or proxy statements filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended.

          The fact that a particular transaction or relationship falls within one or more of the above categorical standards does not eliminate a Director's obligation to disclose the transaction or relationship to the Company, the Board of Directors or management as and when requested for public disclosure and other relevant purposes. For relationships that are either not covered by or do not satisfy the categorical standards above, the determination of whether the relationship is material and therefore whether the Director qualified as independent or not, may be made by the Board. The Company shall explain in the annual meeting proxy statement immediately following any such determination the basis for any determination that a relationship was immaterial despite the fact that it did not meet the foregoing categorical standards.

        Invitation.    The invitation to join the Board should be extended by the Board itself via the Chief Executive Officer of the Company.

        Orientation and Continuing Education.    Management, working with the Board, will provide an orientation process for new Directors, including background material on the Company, its business plan and its risk profile, and meetings with senior management. Members of the Board are required to undergo continuing education as recommended by the NYSE. In connection therewith, the Company will reimburse Directors for all reasonable costs associated with the attendance at or the completion of any continuing education program supported, offered or approved by the NYSE or approved by the Company.

V.    Election Term

        The Board does not believe it should establish term limits.

VI.    Retirement of Directors

        The Board believes it should not establish a mandatory retirement age.

VII.    Board Meetings

        The Board currently plans at least four meetings each year, with further meetings to occur (or action to be taken by unanimous written consent) at the discretion of the Board. The meetings will usually consist of committee meetings and the Board meeting.

        The agenda for each Board meeting will be established by the Chief Executive Officer, with assistance of the Company's Secretary and internal corporation counsel. For the purposes hereof, the terms Secretary and internal corporate counsel will include anyone who acts in such capacity. Any Board member may suggest the inclusion of additional subjects on the agenda. Management will seek to provide to all Directors an agenda and appropriate materials in advance of meetings, although the Board recognizes that this will not always be consistent with the timing of transactions and the operations of the business and that in certain cases it may not be possible.

        Materials presented to the Board or its committees should be as concise as possible, while still providing the desired information needed for the Directors to make an informed judgment.

VIII.    Executive Sessions

        To ensure free and open discussion and communication among the non-management Directors, the non-management Directors will meet in executive sessions periodically, with no members of management present. Non-management Directors who are not independent under the NYSE Rules may participate in these executive sessions, but independent Directors should meet separately in executive session at least once per year.

        The participants in any executive sessions will select by majority vote of those attending a presiding Director for such sessions or any such session.

        In order that interested parties may be able to make their concerns known to the non-management Directors, the Company shall disclose a method for such parties to communicate directly with the presiding Director or the non-management Directors as a group. For the purposes hereof, communication through a third-party such as an external lawyer or a third-party vendor who relays information to non-management members of the Board will be considered direct.

IX.    The Committees of the Board

        The Company shall have at least the committees required by the NYSE Rules. Currently, these are the Audit Committee and the Compensation Committee. Each of these committees must have a written charter satisfying the rules of the NYSE.

        All Directors, whether members of a committee or not, are invited to make suggestions to a committee chair for additions to the agenda of his or her committee or to request that an item from a committee agenda be considered by the Board. Each committee chair will give a periodic report of his or her committee's activities to the Board.

        Each of the Audit Committee and the Compensation Committee shall be composed of at least such number of Directors as may be required by the NYSE Rules who the Board has determined are "independent" under the NYSE Rules. Any additional qualifications for the members of each committee shall be set out in the respective committees' charters. A Director may serve on more than one committee for which he or she qualifies.

        Each committee may take any action in a meeting of the full Board, and actions of the Board, including the approval of such actions by a majority of the members of the committee, will be deemed to be actions of that committee. In such circumstance only the votes cast by members of the committee shall be counted in determining the outcome of the vote on matters upon which the committee acts.

X.    Management Succession

        At least annually, the Board shall review and concur in a succession plan, developed by management, addressing the policies and principles for selecting a successor to the CEO, both in an emergency situation and in the ordinary course of business. The succession plan should include an assessment of the experience, performance, skills and planned career paths for possible successors to the CEO.

XI.    Executive Compensation

        Evaluating and Approving Salary for the CEO.    The Board, acting through the Compensation Committee, evaluates the performance of the CEO and the Company against the Company's goals and objectives and approves the compensation level of the CEO.

        Evaluating and Approving the Compensation of Management.    The Board, acting through the Compensation Committee, evaluates and approves the proposals for overall compensation policies applicable to executive officers.

XII.    Board Compensation

        The Board should conduct a review at least once every three years of the components and amount of Board compensation in relation to other similarly situated companies. Board compensation should be consistent with market practices but should not be set at a level that would call into question the Board's objectivity.

XIII.    Expectations of Directors

        The business and affairs of the Company shall be managed under the direction of the Board in accordance with Delaware law. In performing his or her duties, the primary responsibility of a Director is to exercise his or her business judgment in the best interests of the Company. The Board has developed a number of specific expectations of Directors to promote the discharge of this responsibility and the efficient conduct of the Board's business.

        Commitment and Attendance.    All independent and other Directors should make every effort to attend meetings of the Board and meetings of committees of which they are members. Members may attend by telephone or similar communications equipment if all persons participating in the meeting can hear each other at the same time. The Board may act by unanimous written consent in lieu of a meeting.

        Participation in Meetings.    Each Director should be sufficiently familiar with the business of the Company, including its financial statements and capital structure, and the risks and competition it faces, to facilitate active and effective participation in the deliberations of the Board and of each committee on which he or she serves. Upon request, management will make appropriate personnel available to answer any questions a Director may have about any aspect of the Company's business. Directors should also review the materials provided by management and advisors in advance of the meetings of the Board and its committees and should arrive prepared to discuss the issues presented.

        Loyalty and Ethics.    In their roles as Directors, all Directors owe a duty of loyalty to the Company. This duty of loyalty mandates that the best interests of the Company take precedence over any interests possessed by a Director.

        The Company has adopted a Code of Business Conduct and Ethics, including a compliance program to enforce the Code. Certain portions of the Code deal with activities of Directors, particularly with respect to transactions in the securities of the Company, potential conflicts of interest, the taking of corporate opportunities for personal use, and competing with the Company. Directors should be familiar with the Code's provisions in these areas and should consult with any independent member of the Board or the Company's internal corporation counsel in the event of any concerns. The Board is ultimately responsible for applying the Code to specific situations and has the authority to interpret the Code in any particular situation.

        Other Directorships.    The Company values the experience Directors bring from other boards on which they serve, but recognizes that those boards may also present demands on a Director's time and availability and may present conflicts or legal issues. Directors should advise the Chairman of the Board before accepting membership on other boards of directors or other significant commitments involving affiliation with other businesses or governmental units.

        Contact with Management.    All Directors are invited to contact the CEO at any time to discuss any aspect of the Company's business. Directors will also have complete access to other members of management. The Board expects that there will be frequent opportunities for Directors to meet with the CEO and other members of management in Board and committee meetings and in other formal or informal settings.

        Further, the Board encourages management to, from time to time, bring managers into Board meetings who: (a) can provide additional insight into the items being discussed because of personal involvement and substantial knowledge in those areas, and/or (b) are managers with future potential that the senior management believes should be given exposure to the Board.

        Contact with Other Constituencies.    It is important that the Company speak to employees and outside constituencies with a single voice, and that management serve as the primary spokesperson.

        Confidentiality.    The proceedings and deliberations of the Board and its committees are confidential. Each Director shall maintain the confidentiality of information received in connection with his or her service as a Director.

XIV.    Evaluating Board Performance

        The Board, acting either as a group or through one or more designated members, should conduct a self-evaluation at least annually to determine whether it is functioning effectively. The Board, acting either as a group or through one or more designated members, should periodically consider the mix of skills and experience that Directors bring to the Board to assess whether the Board has the necessary tools to perform its oversight function effectively.

        Each committee of the Board should conduct a self-evaluation at least annually and report the results to the Board. Each committee's evaluation must compare the performance of the committee with the requirements of its written charter, if any.

XV.    Reliance on Management and Outside Advice

        In performing its functions, the Board is entitled to rely on the advice, reports and opinions of management, counsel, accountants, auditors and other expert advisors. The Board shall have the authority to retain and approve the fees and retention terms of its outside advisors.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature (Joint Owners) Signature [PLEASE SIGN WITHIN BOX] Date Date To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0000103314_1 R1.0.0.11699 For Withhold For All All All Except The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees 01 Steven Roth 02 Neil Underberg 03 Russell B. Wight, Jr. ALEXANDER'S, INC. 210 ROUTE 4 EAST PARAMUS, NJ 07652 VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. Electronic Delivery of Future PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. The Board of Directors recommends you vote FOR proposals 2 and 3. For Against Abstain 2 RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. 3 NON-BINDING ADVISORY VOTE ON EXECUTIVE COMPENSATION. The Board of Directors does not have a recommendation for voting on the following proposal: 1 year 2 years 3 years Abstain 4 NON-BINDING ADVISORY VOTE ON FREQUENCY OF EXECUTIVE COMPENSATION ADVISORY VOTES. NOTE: SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer. For address change/comments, mark here. (see reverse for instructions)

0000103314_2 R1.0.0.11699 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Form 10-K is/are available at www.proxyvote.com . ALEXANDER'S, INC. This proxy is solicited on behalf of the Board of Directors For the 2011 Annual Meeting of Stockholders May 26th, 2011 10:00 A.M. The undersigned stockholder, revoking all prior proxies, hereby appoints Steven Roth and Michael D. Fascitelli, or either of them, as proxies for the undersigned, each with full power of substitution, to attend the Annual Meeting of Stockholders of Alexander's Inc., a Delaware corporation (the "Company"), to be held at the Saddle Brook Marriott, Interstate 80 and the Garden State Parkway, Saddle Brook, New Jersey 07663 on Thursday, May 26, 2011 at 10:00 A.M., local time, and any postponements or adjournments thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. Each proxy is authorized to vote as directed on the reverse side hereof upon the proposals which are more fully set forth in the Proxy Statement and otherwise in his discretion upon such other business as may properly come before the meeting and all postponements or adjournments thereof, all as more fully set forth in the Notice of Annual Meeting of Stockholders and Proxy Statement. Receipt of the Notice of Annual Meeting of Stockholders, Proxy Statement and 2010 Annual Report is hereby acknowledged. THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY. WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF THIS PROXY IS EXECUTED BUT NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED (1) "FOR" THE ELECTION OF EACH NOMINEE FOR DIRECTOR, (2) "FOR" THE RATIFICATION OF THE SELECTION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND (3) "FOR" THE NONBINDING ADVISORY VOTE ON EXECUTIVE COMPENSATION. THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. (If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.) Address change/comments: Continued and to be signed on reverse side

QuickLinks

PROPOSAL 1: ELECTION OF DIRECTORS
PRINCIPAL SECURITY HOLDERS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
COMPENSATION DISCUSSION AND ANALYSIS
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
EXECUTIVE COMPENSATION
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
REPORT OF THE AUDIT COMMITTEE
PROPOSAL 2: RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PROPOSAL 3: ADVISORY VOTE ON EXECUTIVE COMPENSATION
PROPOSAL 4: ADVISORY VOTE ON FREQUENCY OF EXECUTIVE COMPENSATION ADVISORY VOTES
INCORPORATION BY REFERENCE
ADDITIONAL MATTERS TO COME BEFORE THE MEETING
PROXY AUTHORIZATION VIA THE INTERNET OR BY TELEPHONE
ADVANCE NOTICE FOR STOCKHOLDER NOMINATIONS AND STOCKHOLDER PROPOSALS
STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS
  ANNEX A
ALEXANDER'S, INC. CORPORATE GOVERNANCE GUIDELINES